UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 28, 2008

Dot VN, Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-53367	20-3825987
(Commission File Number)	(IRS Employer Identification No.)

000-53367
(Commission File Number)

20-3825987
 (IRS Employer Identification No.)

9449 Balboa Avenue, Suite 114, San Diego, California 92123
(Address of principal executive offices and Zip Code)

(858) 571-2007
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 8.01 Other Events.

On October 28, 2008, Dot VN, Inc. issued a press release announcing review and analysis of the E-Link 1000 millimeter wave communication systems 30 day field test results issued by Vietnam Data Communications Corporation. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

The following exhibits are filed as part of this report:

No.  Description

99.1  Press Release dated October 28, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOT VN, INC. (Registrant)

Date: October 28, 2008	By:	/s/ Louis P. Huynh
Name: Louis P. Huynh Title: General Counsel, Executive Vice President of Operations and Business Development, and Corporate Secretary

 Exhibit Index

No.  Description

99.1  Press Release dated October 28, 2008.

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